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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  March 3, 1997
                                  -------------

                        PAREXEL INTERNATIONAL CORPORATION
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)





 Massachusetts                   0-27058                     04-2776269
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(State or Other                 (Commission                  (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
incorporation)


195 West Street, Waltham, Massachusetts                      02154
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(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (617) 487-9900
                                                   -----------------------------
                                 Not Applicable
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              (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.
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     On March 3, 1997, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------


EXHIBIT NO.                   EXHIBIT
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99.1                          Press release of the Company dated March 3, 1997


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS S.
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     On February 28, 1997, the Company issued 66,044 shares (the "Sheffield
Shares") of its Common Stock, $.01 par value per share, to Dr. Richard Kay and Janet Kay (the "Sheffield Sellers"). The Sheffield Shares where issued to the Sheffield Sellers in exchange for all of the outstanding capital stock of Sheffield Statistical Services Limited, a corporation organized under the laws of England and Wales. The Company also issued 4,000 shares (the "S-Cubed Shares") of its Common Stock, $.01 par value per share, to Arfon Lloyd Jones and Diana Smith (the "S-Cubed Sellers"). The S-Cubed Shares were issued to the S-Cubed Sellers in exchange for fifty (50%) of the outstanding capital stock of S-Cubed Clinical Services Limited, a corporation organized under the laws of England and Wales. Neither the Sheffield Shares nor the S-Cubed Shares were registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon Regulation S under the Securities Act.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PAREXEL International Corporation



Dated: March 4, 1997                      By: /s/ William T. Sobo, Jr.
                                             ------------------------------
                                              William T. Sobo, Jr., Senior
                                              Vice President, Chief Financial
                                              Officer, Treasurer and Clerk


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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press release of the Company dated March 3, 1997